Exhibit 99.1
January 15, 2025
Kevin McAleenan Appointed CEO of BigBear.ai
TYSONS CORNER, Va.--(BUSINESS WIRE)-- BigBear.ai (NYSE: BBAI) today announced that the Board of Directors has appointed Kevin McAleenan as Chief Executive Officer and member of the Board of Directors, effective January 15, 2025, succeeding Mandy Long.
Mandy Long will step down as Chief Executive Officer and from the Board of Directors, transitioning to serve as a Company advisor.
McAleenan currently serves as BigBear.ai’s President and has deep government and business experience working with U.S. national security agencies, including serving as Acting Secretary of the U.S. Department of Homeland Security (DHS) during the first Trump administration before founding Pangiam, which was subsequently bought by BigBear.ai in 2024.
Prior to Pangiam, McAleenan was Commissioner of U.S. Customs and Border Protection, where he focused on counterterrorism, border security and immigration enforcement, following almost two decades as a career official.
“Today marks an important next step for the business,” said Peter Cannito, Chair of the Board of Directors of BigBear.ai.
“The demand for differentiated artificial intelligence solutions to provide strategic advantage in government and business is strong and the combination of recent technological achievements and strategic contract awards have positioned BigBear.ai as a leading AI solutions provider focused on national security imperatives.
“Kevin is a proven leader with a track record of driving success through mission focus, technology and process innovation, and operational excellence. Having served at the highest levels of government, Kevin brings an intimate understanding of current national security priorities and the challenges faced by our mission partners, providing BigBear.ai with a deep understanding of how artificial intelligence can be most effectively leveraged to maximize impact. We are thrilled to welcome Kevin as CEO and confident in his ability to drive the company’s next phase of growth.
“All this would not have been possible without Mandy’s efforts over recent years in bringing innovative, cutting-edge AI technologies to market. The BigBear.ai product portfolio and financial position has been significantly enhanced as a direct result of her efforts. The Board is grateful for her contributions and the role she has played in shaping our strategy,” he concluded.
“It is an honor to step into the role of CEO at BigBear.ai,” said McAleenan. “The success of our customers depends on their ability to navigate complexity and act decisively in the most high-stakes environments. BigBear.ai is uniquely positioned to support these objectives with our domain expertise, and our cutting-edge technology. I look forward to working with this exceptional team to build on our successes and expand our ability to deliver AI-powered solutions in ways that make a meaningful impact for our customers, partners, and stakeholders.”
“It has been a privilege to lead such a talented and dedicated team of professionals over the past two and a half years. The future is bright for BigBear.ai and its mission to deliver clarity for the world’s most complex decisions,” said Mandy Long.
Executive Bio
Kevin McAleenan, CEO, BigBear.ai
Kevin most recently served as President of BigBear.ai, where he led teams offering cutting edge computer vision, simulation and modeling, with digital identity tools to support customers critical security and operational decisions. Kevin co-founded and led Pangiam as CEO and Chair of the Board until its acquisition by BigBear.ai, developing cutting edge biometric and AI products for security applications, for both government agencies and commercial customers.
Kevin brings experience from almost two decades of leadership in the U.S. Government to his role. He was the first career civil servant to be appointed and confirmed as Commissioner of U.S. Customs and Border Protection (CBP) in 2018, and he served most recently as Acting Secretary of the U.S. Department of Homeland Security (DHS) under President Donald Trump, where he led over 240,000 employees and oversaw operations at CBP, the Transportation Security Administration (TSA), the U.S. Coast Guard, the Cybersecurity and Infrastructure Security Agency (CISA), Secret Service, and others.
His past experiences include implementing innovations to the U.S. international arrival and departure process, developing comprehensive counterterrorism and risk management strategies, and overseeing the implementation of the U.S. government’s single window for international trade, a project that spanned over 4-dozen agencies. Kevin received several awards for his service and leadership including a Presidential Rank Award—the nation’s highest civil service award, a Service to America Medal, and multiple awards from travel and trade industry groups.
About BigBear.ai
BigBear.ai is a leading provider of AI-powered decision intelligence solutions for national security, digital identity, and supply chain management. Customers and partners rely on BigBear.ai’s artificial intelligence and predictive analytics capabilities in highly complex, distributed, mission-based operating environments. BigBear.ai is a public company traded on the NYSE under the symbol BBAI. For more information, visit https://bigbear.ai and follow BigBear.ai on LinkedIn: @BigBear.ai, and X: @BigBearai. To receive email communications from BigBear.ai, register here.
Forward-Looking Statement
This press release contains “forward-looking statements.” Such statements include, but are not limited to, statements regarding the intended use of proceeds from the private placement and may be preceded by the words “intends,” “may,” “will,” “plans,” “expects,” “anticipates,” “projects,” “predicts,” “estimates,” “aims,” “believes,” “hopes,” “potential” or similar words.
Forward-looking statements are not guarantees of future performance, are based on certain assumptions and are subject to various known and unknown risks and uncertainties, many of which are beyond the Company’s control, and cannot be predicted or quantified and consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the uncertainty of the projected financial information (including on a segment reporting basis); risks related to delays caused by factors outside of our control, including changes in fiscal or contracting policies or decreases in available government funding; changes in government programs or applicable requirements; budgetary constraints, including automatic reductions as a result of “sequestration” or similar measures and constraints imposed by any lapses in appropriations for the federal government or certain of its departments and agencies; influence by, or competition from, third parties with respect to pending, new, or existing contracts with government customers; our ability to successfully compete for and receive task orders and generate revenue under multiple award Indefinite Delivery Indefinite Quantity (IDIQ) contracts; potential delays or changes in the government appropriations or procurement processes, including as a result of events such as war, incidents of terrorism, natural disasters, and public health concerns or epidemics; and increased or unexpected costs or unanticipated delays caused by other factors outside of our control, such as performance failures of our subcontractors; risks related to the rollout of the business and the timing of expected business milestones; the effects of competition on our future business; our ability to issue equity or equity-linked securities in the future, and those factors discussed in the Company’s reports and other documents filed with the SEC, including under the heading “Risk Factors.” More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at http://www.sec.gov. The Company assumes no obligation to publicly update or revise its forward-looking statements as a result of new information, future events or otherwise, except as required by law.
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Source: BigBear.ai